SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (Rule 14C-101)

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:


[X]      Preliminary Information Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-5(d) (1))

[  ]     Definitive Information Statement


                                EXUS GLOBAL, INC.
                (Name of Registrant as Specified In Its Charter)

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[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (4) Date Filed:

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

                                EXUS GLOBAL, INC.
                                   PO Box 1569
                            New York, New York 10021

                                                           January 27, 2004

Dear Stockholder:

This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the "Common Stock"), of Exus Global, Inc. (the "Company"). The purpose of this Information Statement is to notify the stockholders that on January 26, 2004, the Company received written consent (the "Written Consent") from certain principal stockholders (the "Majority Stockholders") of the Company (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 12,108,572 of Common Shares and the holder of 10,000 Preferred Shares, which has voting rights of 500,000,000 shares of Common Stock, together representing 91% of the total voting issued and outstanding Common Stock adopting the following resolutions:

         1. to effect a one-for-fifteen reverse stock split of the Company's common stock (the "Common Stock" ) by reducing the number of issued and outstanding shares of Common Stock from 65,093,562 to approximately 4,339,571 shares ( the "Reverse Split");

         2. to amend the Company's Articles of Incorporation to (i) authorize up to 20,000,000 shares of undesignated Preferred Stock ("Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock, and (ii) authorize up to 900,000,000 shares of Common Stock ("Common Stock") and (iii) authorize the Board to effect a reverse split of the Company's Common Stock without having to correspondingly reduce the number of authorized shares of Common Stock;

         3. to adopt the Company's 2004 Stock Option Plan which provides for the issuance of options to purchase up to 25,000,000 shares of Common Stock;


         4. to approve the Company's sale of common stock at prices below net asset value per share; and


         5. to transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.


         The Board believes that the terms of the amendment to the Articles of Incorporation (the "Articles Amendment") are beneficial to the Company. The full text of the Articles Amendment is attached as Annex I to this Information Statement.

         The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding shares of Common Stock. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before the date which is 21 days after this Information Statement was first mailed to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

         This Information Statement is being mailed on or about February 9, 2004 to stockholders of record on January 30, 2004 (the "Record Date").

                                                              ----------------
                                                              Isaac H. Sutton
                                                              CEO

                                EXUS GLOBAL, INC.
                                   PO Box 1569
                            New York, New York 10021
                        ---------------------------------

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER
                      -------------------------------------

      NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN
                  CONNECTION WITH THIS INFORMATION STATEMENT.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         ---------------------------------------------------------------

We are sending you this Information Statement to inform you of the adoption of various resolutions on January 26, 2004 by consent (the "Written Consent") from the Board of Directors (the "Board") and certain principal stockholders (the "Majority Stockholders") of the Company (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 12,108,572 shares of Common Stock and the holder of 10,000 Preferred Shares, which has voting rights of 500,000,000 shares of Common Stock, and representing 91% of the voting total issued and outstanding Common Stock adopting the following resolutions:


         1. to effect a one-for-fifteen reverse stock split of the Company's common stock (the "Common Stock" ) by reducing the number of issued and outstanding shares of Common Stock from 65,093,562 to approximately 4,339,571 shares ( the "Reverse Split") ; and

         2. to amend the Company's Articles of Incorporation to (i) authorize up to 20,000,000 shares of Preferred Stock ("Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock, and (ii) authorize up to 900,000,000 shares of Common Stock ("Common Stock and (iii) authorize the Board of Directors of the Company to effect a reverse split of the Company's Common Stock without having to correspondingly reduce the number of authorized shares of Common Stock; and

         3. to adopt the Company's 2004 Stock Option Plan which provides for the issuance of options to purchase up to 25,000,000 shares of Common Stock; and


         4. to approve the Company's sale of common stock at prices below net asset value per share; and


         5. to transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.


The adoption of the foregoing resolutions will become effective 21 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of these resolutions.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $750, which will be paid by the Company.

REVERSE STOCK SPLIT

The Board and Majority Stockholders have adopted a resolution to effect a one-for-fifteen (1:15) reverse stock split (the "Reverse Split") of the Company's Common Stock. The primary objective in proposing the Reverse Split is to maximize stockholder value. The Board believes that the Reverse Split is in the Company's best interests in that it may increase the trading price of the Common Stock. An increase in the price of the Common Stock should, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock, together with the proposed increase in the number of authorized shares of Common Stock, as discussed below, will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company's business objectives.

However, there can be no assurance that the Reverse Split will achieve any of the desired results. The immediate effect of the Reverse Split will be to reduce the number of issued and outstanding shares of Common Stock from 65,093,562 to approximately 4,339,571 shares of Common Stock. Although the Reverse Split may also increase the market price of the Common Stock, the actual effect of the Reverse Split on the market price cannot be predicted. The market price of the Common Stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split. Further, there is no assurance that the Reverse Split will lead to a sustained increase in the market price of the Common Stock. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions. The Reverse Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares either up or down (see discussion below).

The Board is not aware of any present efforts by anyone to accumulate the Common Stock and the proposed Reverse Split is not intended to be an anti-takeover device.

Procedure for Effecting Reverse Split

The Reverse Split of the Company's Common Stock will become effective upon the filing by the Company of its amended Articles of Incorporation with the Nevada Secretary of State (the "Effective Date"). The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. The Company estimates that the Effective Date will be on or about March 1, 2004.


Fractional Shares: No fractional shares will be issued in connection with the Reverse Split. Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock that is not evenly divisible by 15 will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. Shareholders with 1 share post split will be entitled to receive cash of $5 in lieu of shares. The Transfer Agent will handle the reissue of shares and payment of the $5 in lieu of the issuance of one share.


Federal Income Tax Consequences of Reverse Split: The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company's Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder. EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT. No gain or loss should be recognized by a shareholder upon the shareholder's exchange of shares pursuant to the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

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

Notwithstanding the circulation of this Information Statement to the stockholders of the Company and the approval thereof by the Majority Stockholders, the Board may determine that it is not in the best interest of the Company to effectuate the Reverse Split.

ARTICLES AMENDMENT

Increase in Authorized Share Capital

The Company's current Articles of Incorporation provides for an authorized capitalization consisting of 107,142,860 shares of common stock, $.001 par value per share. As of December 31, 2003, there were approximately 65,093,562 shares of Common Stock outstanding. The Company is also authorized to issue 1,000,000 shares of Preferred, $.001 par value per share. As of December 31, 2003, there were 10,000 shares of Series A Preferred outstanding. Each Series A Preferred Share is convertible into twenty (20) shares of Common Stock. The Series A Preferred Shares have the right to vote with the common shares at a rate of 50,000 shares for each Series A Preferred Share. The Board authorized the issuance of 10,000 shares of Series A Preferred Shares in consideration for the cancellation of the $201,054 debt owed by Unified Networks, Ltd. to the Company. Unified Networks, Ltd. is a Cyprus company solely owned by Isaac Sutton, the Company's Chief Executive Officer, director and principal stockholder. See "Voting Securities and Principal Holders Thereof".

The Board of Directors believes that it is in the best interests of both the Company and its stockholders to create additional Common Stock and additional classes of preferred stock as a part of the Company's capital stock. The Preferred Stock will be "blank check" preferred stock, giving the Board the authorization to issue preferred stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights and special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

The effect of the Company authorizing additional shares to issue at the discretion of the Board has the effect of diluting the present interests of stockholders. The board believes that the increase in the number of authorized shares of common stock is desirable to maintain flexibility in undertaking important corporate actions, including asset acquisitions, financing and payment of services.

It is not possible to state the effects of the amendment upon the rights of the holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. The effects of such issuance could include, however, (i) reductions of the amount otherwise available for payment of dividends on common stock; (ii) restrictions on dividends on common stock; (iii) dilution of the voting power of common stock; and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock.

The amendment will give the Company increased financial flexibility as it will allow shares of preferred stock to be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purpose could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties.

Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The ability of the Board to issue such additional shares of preferred stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

Amendment to give the Board Authority to Effect a Reverse Split

The Board and the Majority Stockholders have voted to amend the Articles of Incorporation of the Company to give the Board the authority to effect a reverse split of the Common Stock without having to correspondingly reduce the number of authorized shares of Common Stock and without having to obtain stockholder approval. Under Nevada law, unless otherwise provided in a company's articles of incorporation, a reverse stock split may only be effected if the number of authorized shares of stock is correspondingly reduced or if stockholder approval is obtained. The ability to effect a reverse stock split will benefit the Company by providing flexibility to the Board to act quickly in response to market conditions without the need to delay for further action or authorization by stockholders (except as required by law).


The Articles Amendment has been approved by the Board and the stockholders holding more than 91% of the voting shares. The Board reserves the right, notwithstanding stockholder approval and without further action on the part of the stockholders, not to proceed with the filing of the Articles Amendment with the Secretary of State of the State of Nevada if, at any time prior to such filing, the Board, in its sole discretion, determines that the terms of the Articles Amendment are no longer in the best interests of the Company and its stockholders. The Board further reserves the right to determine that it is in the best interest of the Company and its stockholders to amend only one provision of the proposed Articles Amendment and not the other. For example, the Board may determine to increase the authorized share capital but not give the Board to authority to effect a reverse split without correspondingly reducing the number of authorized shares. Alternatively, the Board may determine not to increase the authorized share capital but to give the Board the authority to effect a reverse split without correspondingly reducing the number of authorized shares.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

Section 78.320 of the NRS provides in substance that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Restated Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Articles Amendment.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Articles Amendment cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Restated Articles will become effective upon its filing with the Secretary of State of the State of Nevada which is anticipated to be on or about March 1, 2004, 20 days after the mailing of this Information Statement.

The Series A Preferred Shares have the right to vote with the common shares at a rate of 50,000 shares for each Series A Preferred Share. The Board authorized the issuance of 10,000 shares of Series A Preferred Shares in consideration for the cancellation of the $201,054 debt owed by Unified Networks, Ltd. to the Company. Unified Networks, Ltd. is a Cyprus company solely owned by Isaac Sutton, the Company's Chief Executive Officer, director and principal stockholder. Mr. Isaac Sutton Beneficial owner of 12,108,572 Common Shares and 500,000,000 common voting shares (via 10,000 preferred Shares) represents 91% of the voting shares.

APPROVE THE COMPANY'S SALE OF COMMON STOCK AT PRICES BELOW NET ASSET VALUE PER SHARE

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to sell stock at prices below net asset value. The Board of Directors believes that this is in the Company's best interest as it may be necessary, at some point in the future, to sell stock in order to raise capital for acquisitions or to finance operations. Shareholder approval is being sought to sell stock even in the event the stock prices falls below the net asset value per share.
Effect: There is not immediate effect of this action. The Company's liabilities currently exceed its assets, resulting in a negative net asset value per share. As it is impossible to sell stock at a negative value, the Company is not in a position to take the action contemplated herein. In the event the Company should obtain a positive net asset value in the future, and the stock price of the Company is less than or equal to the net asset value, the Board of Directors would be authorized to sell stock at a price below net asset value per share. If such action were taken, the result would be immediate dilution to existing shareholders and a further erosion on the net asset value per share. No Dissenters' Rights: Pursuant to the NRS, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this amendment. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

STOCK OPTION PLANS

On January 26, 2004, the Board of Directors of the Company adopted, and on January 26, 2004, a majority of the Company's stockholders approved, the 2004 Stock Option Plan (the "Plan") which will be effective 21 days after this Information Statement is sent to the stockholders. A copy of the Plan is annexed to this Information Statement as Annex III.

The Plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 ("Code") or as non-qualified stock options. The purpose of the Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company.

The Plan is administered by the Option Committee of the Board of Directors (the "Committee"), which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions for vesting and exercise thereof. The exercise price of incentive stock options granted under the Plan is required to be no less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% stockholder). The exercise price of non-qualified stock options is required to be no less than the fair market value of the common stock on the date of grant. Options may be granted for terms of up to 10 years (5 years in the case of incentive stock options granted to greater than 10% stockholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with the Company, such optionee's options expire six months after termination of the employment or consulting relationship by reason of death, one year after termination by reason of permanent disability, immediately upon termination for cause and three months after termination for any other reason.

In order to exercise an option granted under the Plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either:
(i) in cash; or (ii) at the discretion of the Committee, by delivering shares of common stock already owned by the optionee that have a fair market value equal to the applicable exercise price; or (iii) with the approval of the Committee, with monies borrowed from the Company.

Subject to the foregoing, the Committee has broad discretion to describe the terms and conditions applicable to options granted under the Plan. The Committee may at any time discontinue granting options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee's option as the Committee shall deem advisable. However, the Committee has no authority to make any amendment or modifications to the Plan or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan, either in the aggregate or by an optioned, except in connection with certain antidilution adjustments; (ii) change the designation of the class of employees eligible to receive qualified options;
(iii) extend the terms of the Plans or the maximum option period thereunder;
(iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the Plan, except in connection with certain antidilution adjustments; or (v) cause qualified stock options issued under the Plan to fail to meet the requirements of incentive stock options under Section 422 of the Code. Any such amendment or modification shall be effective immediately, subject to stockholder approval thereof within 12 months before or after the effective date. No option may be granted during any suspension or after termination of the Plan.

The Plan is designed to meet the requirements of an incentive stock option plan as defined in Code Section 422. As a result, an optioned will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the Plans or its exercise, except that the difference between the fair market value of the stock on the date of exercise and the exercise price is included as income for purposes of calculating Alternative Minimum Tax. If no disposition of the shares acquired upon exercise is made by the optioned within two years from the date of grant or within one year from the date the shares are transferred to the optioned, any gain realized upon the subsequent sale of the shares will be taxable as a capital gain. In such case, the Company will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optioned disposes of the shares within either of the periods mentioned above, the optioned will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and the Company will be allowed a deduction for a corresponding amount.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following provides the names and addresses of (i) each person known to the Company to beneficially own more than 5% of the Company's outstanding shares of common stock; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. Except as otherwise indicated, all shares are owned directly. Unless indicated otherwise, the address of each of the following is c/o Exus Global, Inc., PO Box 1569, New York, New York 10021.

As of December 31, 2003, there were 65,093,562 shares of common stock outstanding.

Officers, Directors,                                               Beneficial
 5% Shareholder                    No. of Shares                   Ownership %

Isaac Sutton                        12,308,573       (1) (2)         18.6%
CEO and Director                                                   Voting 91%
c/o Exus Global Inc
PO Box 1569
New York, NY 10021

Miller Mays                        513,572                         Less than 1%
Director
6985 Howell Street
Greenwood, LA  71033

John Skinner                       500,000                         Less than 1%
Director
740 N.E. 36th Street
Boca Raton, Florida
33431


Unified Networks Ltd.              1,428,572         (1)              2.2 %
C/o Exus Global. Inc               10,000 Preferred
PO Box 1569
New York, NY 10021

Orbitel One Inc                    2,680,000         (1)               4.1%
33 Flying Point Road
Southampton, NY 11968

New Millennium Development Group   7,142,858         (2)                11%
301 Clematis Street
West palm Beach, FL 33401

New Canaan  Investment  Partners,
LLC                                7,589,283         (3)              11.7%
62 Main Street
New Canaan, CT 06840


All Officers and Directors as a
Group (3 persons)                  13,322,145                         20.2%


(1) Includes (i) 2,680,000 shares of Common Stock held by Orbitel-One Inc, (ii) 1,428,572 shares of Common Stock held by Unified Networks, Ltd., and (iii) 10,000 preferred shares convertible at any time into 200,000 Common Stock.

(2) Mr. Isaac Sutton has voting rights on New Millennium Group 7,142,858 shares and Unified Networks Ltd. 10,000 preferred shares which carry 500,000,000 votes.


(3) New Canaan has an agreement with the Company for anti- dilution rights of 15% with respect to certain issuances by the Company through December 2004.

                      INTEREST OF CERTAIN PERSONS IN OR IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Articles Amendment which is not shared by the majority of stockholders.

                                  OTHER MATTERS

         The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's voting stock.

         IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE RESTATED ARTICLES, PLEASE CONTACT:

                  Isaac H. Sutton
                  Exus Global, Inc.
                  PO Box 1569
                  New York, New York 10021


                                                            By order of the
                                                            Board of Directors
                                                            of EXUS GLOBAL, INC.


                                                            Isaac H. Sutton,
                                                            President and Chief
                                                            Executive Officer

                                    EXHIBITS

ANNEX I Certificate of Amendment to the Articles of Incorporation of Exus Global, Inc
ANNEX II  Exus Global, Inc 2004 STOCK OPTION PLAN


              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                              OF EXUS GLOBAL, INC.

1. Name of corporation: EXUS GLOBAL, INC.

2. The articles have been amended as follows:

         (i) The first paragraph of Article III shall be amended by deleting the first paragraph in its entirety and replacing said paragraph with the following in lieu thereof:

                  The total number of shares of stock which the Corporation shall have authority to issue is Nine Hundred Twenty Million (920,000,000) which shall consist of (i) Nine Hundred Million (900,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) twenty million (20,000,000) shares of preferred stock, $.001 par value per share (the "Preferred Stock").

         (ii) A new paragraph shall be added at the end of the Articles as follows:


         The Board of Directors, without the consent of shareholders, may adopt any recapitalization affecting the outstanding common stock of the Corporation by affecting a forward or reverse split of all the outstanding securities of the Corporation, without appropriate adjustments to the Corporation's authorized common shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _______

4. Officer signature: _________

                                EXUS GLOBAL INC.
                             2004 STOCK OPTION PLAN

1. Purpose.
The Purpose of the Exus Global Inc. 2004 Stock Option Plan ("Plan") is to provide to key employees, officers, directors, consultants and agents of Exus Global, Inc. (the "Corporation") or any of its subsidiaries, added incentive for high levels of performance and to reward unusual efforts which increase the earnings and long-term growth of the Corporation. It is intended to accomplish the foregoing by providing for the grant of "Incentive Stock Options" and "Nonqualified Stock Options" to qualified eligible individuals. Except where the context otherwise requires, the term "Corporation" shall include Exus Global Inc., a Nevada corporation, and all present and future subsidiaries of the Corporation as defined in Section 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2. Certain Definitions.
As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning.
(a) "Board of Directors" shall mean the Board of Directors of the Corporation.
(b) "Cause" shall mean any one or more of the following:
(i) a material breach of any term of employment, consultation or engagement with the Corporation by the Optionee.
(ii) the continuing, repeated willful failure or refusal by the Optionee to substantially perform his responsibilities on behalf of the Corporation.
(iii)an act or omission of the Optionee that is materially adverse to the business, goodwill or reputation of the Corporation.
(iv) an act of dishonesty.
(v) the commission of a felony.
(vi) the breach of a fiduciary duty or fraud.
(vii) an act of moral turpitude.
(viii) a determination by a physician licensed in the jurisdiction where the Optionee is employed that the Optionee is a chronic alcoholic or a narcotics addict (as such term is defined under the applicable law of such jurisdiction), or
(ix) any "cause" for termination or discharge as may be otherwise defined in any employment, consultation or engagement agreement between the Optionee and the Corporation.
The determination of the Option Committee with respect to whether a termination for Cause has occurred shall be submitted to the Board of Directors, whose decision shall be final and conclusive.

(c) "Change of Control" shall mean (i)an acquisition of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding shares or the combined voting power of the Corporation's then outstanding Voting Securities; (ii) the individuals who, as of the Effective Date are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination of the members of the Corporation's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; (iii) the consummation of (x) a merger, consolidation or reorganization with or into the Corporation or in which securities of the Corporation are issued unless such merger, consolidation or reorganization is a "Non-Control Transaction"; (iv) a complete liquidation or dissolution of the Corporation; or (v) the sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Subsidiary or the distribution to the Corporation's stockholders of the stock of a Subsidiary or any other assets). Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Corporation which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.
(d) "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by the Option Committee in their sole discretion.
(e) "Effective Date" shall mean the date on which the Plan is approved by a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon.
(f) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.
(g) "Fair Market Value per Share" shall mean as of any date the fair market value of each of the Shares on such date (the "applicable date") as determined by the Option Committee in good faith. The Option Committee is authorized to make its determination as to the fair market value on the following basis: (i) if the Shares are not traded on a securities exchange and are not quoted on the National Association of Securities Dealers, Inc.'s Automated Quotation System ("NASDAQ"), but are quoted on the Over The Counter Electronic Bulletin Board operated by NASDAQ, "Fair Market Value per Share" shall be the mean between the average daily bid and average daily asked prices of the Shares on the applicable date, as published on such bulletin board; (ii) if the Shares are not traded on a securities exchange and are quoted on NASDAQ, "Fair Market Value per Share" shall be the closing transaction price of the Shares on the applicable date, as reported on NASDAQ; (iii) if the Shares are traded on a securities exchange, "Fair Market Value per Share" shall be the daily closing price of the Shares, on such securities exchange as of the applicable date; or (iv) if the Shares are traded other than as described in
(i), (ii) or (iii) above, or if the Shares are not publicly traded, "Fair Market Value per Share" shall be the value determined by the Option Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts. In the case of Shares described in (i), (ii) or
(iii) above, if no prices are reported for the Shares on the applicable date, the "Fair Market Value per Share" shall be the price reported for such Shares on the next preceding date on which there were reported prices.
(h) "Granting Date" shall mean the date on which the grant of an Option is made effective by the Option Committee.
(i) "Incentive Stock Option" shall mean an Option intended to qualify for treatment as an incentive stock option under Section 422 of the Code, and designated as an Incentive Stock Option.
(j) "Non-Control Transaction" shall  mean  a  merger,   consolidation  or
reorganization with or into the Corporation or in which securities of the Corporation are issued where:
(a) the stockholders of the Corporation, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities
of the corporation  resulting from  such  merger  or   consolidation   or
reorganization   (the   "Surviving Corporation")  in  substantially  the same
proportion as their ownership of the Voting   Securities   immediately   before
such   merger,   consolidation   or reorganization,

(b) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of
directors  of  the  Surviving  Corporation,   or  a  corporation beneficially
directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and
(c) no Person other than (1) the Corporation, (2) any Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Corporation or any Subsidiary, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.
(k) "Nonqualified Stock Option" shall mean an Option not qualifying as an Incentive Stock Option.
(l) "Option" shall man any option to purchase Shares of the Corporation granted under the Plan, which may be either an Incentive Stock Option or a Nonqualified Stock Option.
(m) "Option Agreement" shall mean the document setting forth the terms and conditions of each Option.
(n) "Option Committee" shall mean the Committee selected and designated by the Board of Directors to administer the Plan, consisting of not less than two (2) members of the Board of Directors.
(o)  "Optionee"  shall mean the holder of an Option.
(p)  "Retirement"  shall  have  the  meaning  ascribed  by  the  Option
Committee.
(q)  "Securities  Act" shall  mean the  Securities  Act of 1933, as amended.
(r) "Shares" shall mean the shares of common stock, $0.001 par value per share of the Corporation.
(s) "Subsidiary" shall mean any corporation (other than Exus Global,Inc.) in an unbroken chain of corporations beginning with Exus Global, Inc., if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(t) "Ten Percent Shareholder" shall mean an individual who, at the time an Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its parent, if any.

3. Stock Options.
(a) In General. Awards under the Plan shall be granted in the form of Options which may either qualify for treatment as Incentive Stock Options or as Nonqualified Stock Options.
(b) Limitation on Number of Shares. The aggregate number of Shares which may be issued and purchased under the Plan shall not exceed 25,000,000 Shares, subject to any Share adjustments pursuant to Section 9. Shares may be either authorized and unissued Shares or issued Shares reacquired by the Corporation. The total number of Shares subject to Options authorized under the Plan shall be subject to increase or decrease, as necessary, in order to give effect to the adjustment provisions of Section 9 hereof and to give effect to any amendment adopted as provided in Section 15 hereof. Notwithstanding the above limitation, any Shares subject to an Option which terminates, is cancelled or expires for any reason without being exercised in full, may again be subject to an Option under the Plan, unless the Plan shall have been terminated. At the discretion of the Option Committee, existing Options may be cancelled and new options granted at a lower price in the event of a decline in the market value of the Shares. If Shares issued upon exercise of an Option under the Plan are tendered to the Corporation in partial or full payment of the exercise price of an Option granted under the Plan, such tendered Shares shall not be available for subsequent Option grants under the Plan.

4. Eligibility.
(a) In General. Only officers, key employees and directors who are also employees of the Corporation shall be eligible to receive grants of Incentive Stock Options. Officers, key employees, consultants, agents and all directors of the Corporation (whether or not employees of the Corporation) shall be eligible to receive grants of Nonqualified Stock Options. Within the foregoing limits, the Option Committee, in its sole and absolute discretion, shall, from time to time, de termine (i) the individuals or the class of individuals to whom Options may be granted hereunder, (ii) the number of Shares to be covered by each of the Options granted hereunder, (iii) the purchase price of the Shares and the method of payment for such Shares, (iv) the terms and provisions of the respective Option Agreement and (v) the times at which such Options shall be granted. The Option Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1 hereof. All such determinations and designations of individuals eligible to receive Options under the Plan shall be made in the absolute discretion of the Option Committee and shall not require the approval of the stockholders, except as expressly set forth herein.

(b) Additional Options. An individual who has been granted an Option may be granted additional Options if the Option Committee shall so determine. In addition, new Options may be granted in substitution for Options previously granted under this Plan or another plan of the Corporation or under the plan of another corporation assumed by the Corporation. No Options shall be granted under this Plan after the expiration of the tenth (10th) anniversary of the adoption of the Plan by the Board of Directors.
(c) Certain Limitations. Incentive Stock Options may not be granted to an Optionee to the extent that the aggregate Fair Market Value per Share (determined as of the Granting Date) of all Shares subject to the Incentive Stock Options granted under the Plan (or granted under any other incentive stock option plan of the Corporation) which are exercisable for the first time by such Optionee during the same calendar year exceeds One Hundred Thousand Dollars ($100,000).
(d) Option Agreement. Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement entered into between the Corporation and the Optionee which shall contain such terms and provisions, including, but not limited to, the period of exercise, whether in installments or otherwise, the exercise price and such other terms and conditions as the Option Committee shall, in its sole discretion, determine to be appropriate and within the contemplation of the Plan. The terms and conditions of such written Option Agreement need not be the same for all Options granted under the Plan.

5. Administration of Plan.
(a) Option Committee. This Plan shall be administered by the Option Committee, subject to the approval and ratification by the Board of Directors. Any action of the Option Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Option Committee (to be documented by minutes), or (ii) the unanimous written consent of its members. The Option Committee may meet in person, by telephone, or by any other means which it deems to be advisable and convenient. All actions taken by the Option Committee shall be submitted to the Board of Directors for ratification and approval.
(b) Vacancies. Vacancies in the Option Committee shall be filled by the Board of Directors. In addition, the Board of Directors may at any time remove one or more members of the Option Committee and substitute others, and a majority of disinterested members of the Board of Directors shall at all times have the right to exercise any and all rights and powers of the Option Committee.
(c) Authority. The Option Committee shall have the authority, exercisable in its discretion, subject to express provisions of this Plan and subject to the approval and ratification by the Board of Directors, to: (i) construe and interpret the provisions of the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the administration of the Plan; (iii) determine the exercise price of the Shares covered by each Option granted hereunder and the method of payment for such Shares, the individuals to whom, and the time or times at which, any Option granted hereunder shall be granted and exercisable, the number of Shares covered by each Option granted hereunder, (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical); (v) determine, in the case of employees, whether Options shall be Incentive Stock Options or Nonqualified Stock Options; (vi) determine the duration and purposes of leaves of absence which may be granted to eligible individuals without constituting a termination of their employment for purposes of the Plan; and (vii) make all other determinations necessary or advisable for the administration of the Plan. Determinations of the Option Committee on matters referred to in this Section shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Option Committee shall administer the Plan in compliance with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Option Committee shall be liable for any action, omission or determination made in good faith in connection with the Plan.

6. Exercise Price.
(a) Nonqualified Stock Options. The exercise price of each Option that is intended to be a Nonqualified Stock Option shall be determined by the Option Committee.
(b) Incentive Stock Option. The exercise price of each Option intended to qualify as an Incentive Stock Option shall be determined by the Option Committee, but shall in no event be less than one hundred percent (100%) of the Fair Market Value per Share on the Granting Date of the Incentive Stock Option. In the case of an Option intended to qualify as an Incentive Stock Option, which is granted to a Ten Percent Shareholder, the exercise price per share shall in no event be less than 110% of the Fair Market Value per Share determined as of the Granting Date.

7. Period of Exercise and Certain Limitations on Right to Exercise.
(a) Period of Exercise. Each Option granted under the Plan shall be exercisable at such times and under such conditions as may be determined by the Option Committee at the Granting Date and as shall be set forth in the Option Agreement; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from its Granting Date, and in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such Option shall not be exercisable later than five (5) years after its Granting Date.

(b) Change of Control. Unless otherwise provided in any Option Agreement, all Options granted pursuant to the Plan shall become fully and immediately exercisable with respect to all Shares subject thereto, upon a Change of Control.
(c ) Effect of Termination of Employment or Other Relationship. The effect of the termination of an Optionee's employment or other relationship with the Corporation on such Optionee's eligibility to exercise any Options awarded pursuant to the Plan shall be as follows:
(i) Disability or Death. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation by reason of Disability or death, any Option heretofore granted which remains unexercised at the time of termination shall become fully vested and exercisable and shall expire not later than one
(1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee, or his or her executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, may exercise such Option, and except as so exercised, such Option shall expire at the end of one (1) year period unless such Option by its terms expires before such date. The decision as to whether a termination by reason of Disability has occurred shall be made by the Option Committee, whose decision shall be final and conclusive.
(ii) Retirement. If the Optionee ceases to be employed by, or ceases to have a relationship with the Corporation by reason of Retirement, any Option heretofore granted which remains unexercised at the time of such Retirement shall become fully vested and exercisable and shall expire, in the case of an Incentive Stock Option, not later than three (3 ) months thereafter, or, in the case of a Nonqualified Stock Option, not later than one (1) year thereafter. During such period and prior to the expiration of the Option by its terms, such Option may be exercised by the Optionee, and except as so exercised, shall expire at the end of such relevant period unless such Option by its terms expires before such date. The decision as to whether a termination is by reason of Retirement shall be made by the Option Committee, whose decision shall be final and conclusive.
(iii) Voluntary Termination or Termination by the Corporation. If an Optionee's employment by, or relationship with, the Corporation is terminated voluntarily or, by the Corporation, whether such termination is for Cause or for no reason whatsoever, any Option heretofore granted which remains unexercised at the time of such termination shall expire immediately, provided, however, that the Option Committee may, in its sole and absolute discretion, within thirty (30) days of such termination, waive the expiration of any Option awarded under the Plan, by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise any such Options only to such extent, for such time, and upon such terms and conditions set forth in subparagraph (i) above. The determination as to whether a termination is voluntary or for Cause shall be made by the Option Committee, whose decision shall be final and conclusive.
(d) Shares held for Investment. The Option Committee may, if it or counsel for the Corporation shall deem it necessary or desirable for any reason, require as a condition of exercise, that the Optionee or any other person entitled to exercise an Option hereunder, represent in writing to the Corporation at the time of exercise of such Option that it is their intention to acquire the Shares as to which the Option is being exercised for investment purposes and not with a view to the sale or distribution thereof.
(e) Transferability. Options granted under the Plan to an Optionee shall not be transferable other than by will or the laws of descent and distribution, and such Options shall be exercisable, during the Optionee's lifetime, only by him or his legal guardian or legal representative. A transfer of an Option by will or the laws of descent and distribution shall not be effective unless the Option Committee shall have been furnished with such evidence as it may deem necessary to establish the validity of the transfer.
(f) Intended Treatment as Incentive Stock Options. Incentive Stock Options granted pursuant to this Plan are intended to qualify as "incentive stock options" pursuant to Code Section 422 and shall, whenever possible, be construed and administered so as to implement that intent. If all or any part of an Option granted hereunder with the intention of qualifying as an Incentive Stock Option, shall fail to so qualify, such Option or portion thereof that fails to so qualify shall be deemed a Nonqualified Stock Option granted hereunder.

8. Payment of Exercise Price and Cancellation of Options.
(a) Notice of Exercise. An Option granted under the Plan shall be exercised by giving written notice the Secretary of the Corporation (or such other person designated by the Option Committee) of the Optionee's intention to exercise one or more Options hereunder and by delivering payment of the exercise price therewith, which shall be paid in full at the time of such exercise.
(b) Method of Settlement. The consideration to be paid for the Shares to be issued upon exercise of an Option, shall consist of cash or, with the approval of the Option Committee (which may be withheld in its sole discretion), Shares having a fair market value on the date of exercise, as determined by the Option Committee, at least equal to the exercise price or a combination of cash and Shares or, with the approval of the Option Committee (which may be withheld in its sole discretion) may also be effected wholly or partly by monies borrowed from the Corporation pursuant to a promissory note, the terms and conditions of which shall be determined from time to time by the Option Committee, in its discretion, separately with respect to each exercise of Options and each Optionee, or by such other method of payment as may be determined by the Option Committee in its sole discretion; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. An Optionee may purchase less than the total number of Shares for which an Option is then exercisable, provided, however, that any partial exercise of an Option may not be less than for one hundred (100) Shares and shall not include any fractional Shares. No Optionee or legal representative of an Optionee, as the case may be, will be, or will be deemed to be, the owner of any Shares covered by an Option unless and until certificates for the Shares are issued to the Optionee or such Optionee's representative under the Plan.

9. Share Adjustment.
If the outstanding Shares of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities or other forms of property (including cash) or rights, as a result of one or more reorganizations, recapitalizations, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of Shares or securities or other forms of property (including cash) or rights for which Options may thereafter be granted under the Plan and for which Options then outstanding under the Plan may thereafter be exercised. Any such Share adjustments shall be made without changing the aggregate exercise price applicable to the unexercised portions of outstanding Options. Any fractional Shares resulting from such adjustment shall be eliminated by rounding to the nearest whole number. Appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees to the extent the Option Committee determines that such amendments are necessary or desirable to reflect such Share adjustments. If determined by the Option Committee to be appropriate, in the event of any Share adjustment involving the substitution of securities of a corporation other than the Corporation, the Option Committee shall make arrangements for the assumption by such other corporation of any Options then or thereafter outstanding under the Plan, without any change in the total exercise price applicable to the unexercised portion of the Options but with an appropriate adjustment to the number of securities, kind of securities and exercise price for each of the securities subject to the Options. The determination by the Option Committee as to what adjustment, amendments or arrangements shall be made pursuant to this
Section 9 and the extent thereof, shall be final and conclusive. Notwithstanding anything contained herein to the contrary, there shall be no effect to the number and/or kind of Shares or rights for which Options may thereafter be granted under the Plan and for which Options then outstanding under the Plan may thereafter be exercised with respect to the next reorganization, recapitalization, spin-off, stock split, reverse stock split, stock dividend or the like which will occur subsequent to the effective date of the Plan. In the event of the proposed dissolution or liquidation of the Corporation, or a proposed sale of substantially all of the assets of the Corporation, or in the event of any merger or consolidation of the Corporation with or into another corporation, or in the event of any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off, or other transaction in which the outstanding Shares then subject to Options under the Plan are changed into or exchanged for property (including cash), rights and/or securities other than, or in addition to, shares of the Corporation, the Option Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, sale, consolidation or merger, or similar corporate event, by a holder of the number of Shares for which such Option might have been exercised immediately prior to such dissolution, liquidation, sale, consolidation or merger or similar corporate event; or, in the alternative, the Option Committee may provide that each Option granted under the Plan shall terminate as of a date to be fixed by the Board of Directors, provided, that no less than thirty (30) days prior written notice of the date so fixed shall be given to each Optionee who shall have the right, during such thirty (30) day period preceding such termination, to exercise the Options as to all or any part of the Shares covered thereby, including Shares as to which such Options would not otherwise be exercisable.

10. Substitute Options.
The Corporation may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Corporation as the result of a merger or consolidation of the employing corporation with the Corporation, or as a result of the acquisition by the Corporation, of property or stock of the employing corporation. The Corporation may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

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11. Other Employee Benefits.
Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of Shares received upon such exercise shall not constitute compensation for purposes of determining such employee's benefits under any other employee benefit plan or program in which the employee is a participant at any time, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

12. Terms and Conditions of Options.
(a) Withholding of Taxes. As a condition to the exercise, in whole or in part, of any Options, the Option Committee may in its sole discretion require the Optionee to pay, in addition to the exercise price of the Shares covered by the Options an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Options. Alternatively, the Corporation may issue or transfer the Shares pursuant to exercise of the Options net of the number of Shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the Shares shall be valued on the date the withholding obligation is incurred. In the event an Optionee makes a Code Section 83(b) election in connection with a Nonqualified Stock Option granted under the Plan, the Optionee shall immediately notify the Corporation of such election. In the case of an Incentive Stock Option, an Optionee who disposes of Shares acquired pursuant to such Incentive Stock Option either (a) within two (2) years after the Granting Date or (b) within one (1) year after the issuance of such Shares to the Optionee upon exercise thereof, shall notify the Corporation of such disposition and the amount realized upon such disposition.
(b) No Rights to Continued Employment or Relationship. Nothing contained in the Plan or in any Option Agreement shall obligate the Corporation to continue to employ or to continue any other relationship with any Optionee for any period or interfere in any way with the right of the Corporation to reduce such Optionee's compensation or to terminate the Corporation's employment or relationship with any Optionee at any time.
(c) Time of Granting Options. The Granting Date shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Option Committee indicate that an Option is to be granted as of and on some prior or future date, the Granting Date shall be such prior or future date.
(d) Privileges of Stock Ownership. No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such Optionee. No Shares shall be issued upon the exercise of any Option unless and until, in the opinion of the Corporation's counsel, all applicable laws, rules and regulations of any governmental or regulatory agencies and any exchanges upon which stock of the Corporation may be listed, shall have been fully complied with.
(e) Securities Laws Compliance. The Corporation will diligently comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to the exercise of any Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Option Committee. The Option Committee in its discretion may cause the Options and Shares underlying such Options to be registered under the Securities Act by the filing of a Form S-8 Registration Statement covering the Options and Shares. The Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal and state securities laws.
(f) Option Agreement. Each Incentive Stock Option and Nonqualified Stock Option granted under this Plan shall be evidenced by a written Option Agreement executed by the Corporation and the Optionee containing such terms and conditions as are deemed desirable by the Option Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

13. Restricted Shares.
(a) In General. The Option Committee may, in its discretion, issue restricted Shares upon the exercise of any Options granted under the Plan. Such restricted Shares shall be subject to such vesting requirements and restrictions on transferability as may be determined by the Option Committee.
(b) Legend. All stock certificates issued with respect to restricted Shares shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Shares.
(c) Rights Appurtenant to Restricted Shares. The issuance of restricted Shares shall not affect the rights of the Optionee as a stockholder of the Corporation including, but not limited to the right to receive dividends on and to vote with respect to such restricted Shares, except that additional shares issued with respect to restricted Shares including, but not limited to, stock dividends or stock splits or any securities issued in exchange for restricted Shares shall be subject to the same restrictions as are applicable to the restricted Shares.

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14. Plan Amendment and Termination.
(a) Authority of Option Committee. In addition to the authority of the Option Committee set forth in Section 5, the Option Committee may at any time discontinue granting Options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modification of the terms and conditions of Options theretofore granted as it shall deem advisable. Any amendment or modification made pursuant to the provisions of this Section shall be effective immediately upon adoption, unless otherwise provided therein, subject to approval thereof (i) within twelve (12) months before or after the effective date of such amendment or modification by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, or Code Section 162(m) with respect to performance-based compensation, (ii) by any appropriate governmental agency if required, or (iii) by a securities exchange or automated quotation system if required. No Option may be granted during any suspension or after termination of the Plan.
(a) Ten (10) Year Maximum Term. Unless previously terminated by the Option Committee, this Plan shall terminate on the tenth (10th) anniversary of the Effective Date. No Options shall be granted under the Plan thereafter.
(b) Effect on Options Granted. Any amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.
15. Effective Date of Plan.
The Plan shall be effective upon the approval of the Board of Directors of the Corporation (the "Effective Date").

16. Miscellaneous  Provisions.
(a) Limitation on Benefits. No Option may be exercised, to the extent such exercise will create an "excess parachute payment" as defined in Section 280G of the Code.
(b) Exculpation and Indemnification. The Corporation shall indemnify and hold harmless the Option Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from gross negligence, bad faith, willful conduct and/or criminal acts of such persons.
(c) Use of Proceeds. The proceeds from the exercise of Shares granted under the Plan shall constitute and be considered as general funds of the Corporation which may be used for any and all corporate purposes as determined by the Board of Directors.
(d) Compliance with Applicable Laws. The inability of the Corporation to obtain from any regulatory body having jurisdiction, the authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which
requisite   authority   shall   not  have   been   obtained.
(e) Non-Uniform Determinations. The Option Committee's determination under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the Option Agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

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